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                                                                    EXHIBIT 10.1


                        FIRST AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


     This First Amendment to Second Amended and Restated Loan Agreement (this "Amendment") is entered into as of the 20th day of August, 1999 (the "Effective Date"), by and among Petroglyph Energy, Inc., as Borrower ("Borrower"), The Chase Manhattan Bank, as Administrative Agent ("Administrative Agent"), and The Chase Manhattan Bank, as the sole Bank ("Bank").

                               W I T N E S S E T H

     WHEREAS, Borrower, Administrative Agent and Bank are parties to that certain Second Amended and Restated Loan Agreement dated as of September 30, 1998 (the "Loan Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement).

     WHEREAS, pursuant to the Loan Agreement the Bank has made the Loan to Borrower; and

     WHEREAS, the parties to the Loan Agreement desire to amend the Loan Agreement in certain respects; and

     WHEREAS, the parties to the Loan Agreement desire to establish the Borrowing Base and Maximum Borrowing Base for the period from the Effective Date until the Borrowing Base and Maximum Borrowing Base are next redetermined pursuant to the Loan Agreement.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Bank hereby agree as follows:

     Section 1. Amendments to Loan Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Loan Agreement is hereby amended in the manner provided in this Section 1.

     1.1 Additional Definitions. Section 1.1 of the Loan Agreement is amended to add thereto definitions of "First Amendment", "Subordination Agreement", "Subordinate Note Agreement", "Subordinate Notes", "Subordinate Warrant Agreement", "Subordinate Warrant Certificate" and "Subordinate Loan Documents" which shall read in full as follows: "First Amendment" means that certain First Amendment to Second Amended and Restated Loan Agreement dated August 20, 1999 by and among Administrative Agent, Borrower and Bank.

     "Subordinate Loan Documents" means the Subordinate Note Agreement, the Subordinate Notes, the Subordinate Warrant Agreement, the Subordinate Warrant Certificate and all other



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documents, instruments or agreements, evidencing, securing or otherwise pertaining to the Subordinate Debt.

     "Subordinate Note Agreement" means that certain Note Purchase Agreement dated as of August 20, 1999 by and between Borrower and III Exploration Company pursuant to which Borrower will issue to III Exploration Company and III Exploration Company will purchase from Borrower the Subordinate Notes.

     "Subordination Agreement" means that certain Subordination Agreement dated August 20, 1999 by and between Administrative Agent and III Exploration Company.

     "Subordinate Notes" means the 8% Senior Subordinate Notes due August 19, 2004, in the stated principal amount of $5,000,000 issued on the Effective Date by Borrower to III Exploration Company.

     "Subordinate Warrant Agreement" means the Warrant Agreement dated as of August 20, 1999, by and between Borrower and III Exploration Company.

     "Subordinate Warrant Certificate" means the Certificate(s) to be issued by Borrower to III Exploration Company pursuant to the Subordinate Warrant Agreement evidencing the warrants issued thereunder.

     1.2 Amendment to Existing Definitions. The definitions of "Change of Control", "Loan Documents" and "Subordinate Debt" in Section 1 of the Credit Agreement shall be amended to read in full as follows:

     "Change of Control" means any event or occurrence whereby any group (other than the Management Group, NGP or III Exploration Company (or any of its Affiliates)) becomes the beneficial owner, directly or indirectly, of voting stock of Borrower which has aggregate voting power that at the time in question both (a) exceeds the aggregate voting power of all stock of Borrower then owned by the Management Group, NGP and III Exploration Company (or any of its affiliates), and (b) exceeds thirty percent (30%) of the total voting power of all then outstanding voting stock of Borrower. As usual in this definition, "group" has the meaning applied to such term in Rule 13d-5 under the Act, and "beneficial owner" has the meaning applied to such term in Rule 13d-3 under the Act, in each case as the Act and the aforementioned Rules thereunder are in effect.

     "Subordinate Debt" means Debt of Borrower in an amount up to $5,000,000 evidenced by the Subordinate Notes.

     1.3 Amendment to Payment of Obligations Covenant: The proviso contained in
Section 9.10 of the Loan Agreement is hereby amended to read in full as follows:

"provided, that, no Credit Party shall, directly or indirectly, make any pre-payment of principal of or interest on any Subordinate Debt at any time that any part of the Obligations are outstanding or any Bank has an commitment to make loans or issue Letters of Credit hereunder, provided, further, that, no Credit party shall, directly or indirectly, make any payment of any loan, whether a


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prepayment, a scheduled payment, a payment at maturity or otherwise on the
Subordinate Debt at any time that such payment is prohibited pursuant to the Subordination Agreement.

     1.4 Restrictions on Amendments to Subordinate Loan Documents: Article X of the Credit Agreement is hereby amended to add a new Section 10.17 thereto which shall read in full as follows:

SECTION 10.17: Amendment to Subordinate Loan Documents. Borrower shall not enter into any amendment or modification to any of the Subordinate Loan Documents.

     1.5 Additional Event of Default Section 12.1 of the Credit Agreement is hereby amended to add a new clause (m) thereto which shall read in full as follows:

(m) Subordination Agreement: (i) Borrower or any holder of Subordinate Debt shall breach any provision of the Subordination Agreement, or (ii) the Subordination Agreement shall be determined to be invalid or unenforceable in any respect or Borrower or any holder of Subordinate Debt shall so assert in writing.

     Section 2. Maximum Borrowing Base; Borrowing Base. The Maximum Borrowing Base and Borrowing Base shall each be $11,000,000 for the period from the Effective Date until the Maximum Borrowing Base and Borrowing Base are each next redetermined in accordance with the Loan Agreement. Notwithstanding the foregoing Borrower hereby acknowledges and agrees that a reserve in the amount of $500,000.00 will be established out of such Borrowing Base and will not be available for Borrowings or the issuance of Letters of Credit hereunder until such time as Administrative Agent notifies Borrower that Administrative Agent and its counsel have completed a review of title to the Williams Interests (as herein defined) and either (a) the results of such review are acceptable to Administrative Agent and such counsel, or (b) all title issues identified in such review have been resolved to the satisfaction of Administrative Agent and its counsel.

     Section 3 . Conditions Precedent to Effectiveness of Amendments. The amendments to the Loan Agreement contained in Section 1 of this Amendment and the increase in the Borrowing Base and Maximum Borrowing Base pursuant to
Section 2 of this Amendment shall be effective only upon the satisfaction of the following conditions:

     3.1 Purchase of Williams Interests. Borrower shall have completed the purchase of a fifty percent (50%) working interest (the "Williams Interests") in the Antelope Creek Field in the Uinta Basin in Duchesne County, Utah from Williams Production Rocky Mountain Companies ] pursuant to the terms of that certain Asset Purchase Agreement (the "Purchase and Sale Agreement") dated August 2, 1999 by and between Borrower and Williams Production Rocky Mountain Companies;

     3.2 Subordinate Debt. Borrower shall have issued and sold the Subordinate Notes and the Subordinate Warrants pursuant to the Subordinate Loan Documents and received cash proceeds of $5,000,000 in respect thereof;

     3.3 Payment of Certain Fees. Borrower shall have paid to Administrative Agent for the benefit of Bank by wire transfer of immediate available funds:


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          (i)  a non-refundable amendment fee in the amount of $35,000;

          (ii) a Borrowing Base increase fee in the amount of $15,000; and

         (iii) a Borrowing Base redetermination fee of $2,500; and

     3.4 Copies of Documents. Borrower shall have provided Administrative Agent with copies of each of the Subordinate Loan Documents and the Purchase and Sale Agreement together with a certificate from an Authorized Officer of Borrower stating that (i) such copies are true and copies of the original counterparts of such documents (ii) such documents are in full force and effect and have not been amended or modified in any respect, and (iii) such documents represent the complete understanding and agreement of the parties thereto.

     Section 4 Representations and Warranties of Borrower. To induce Administrative Agent and Bank to enter into this Amendment, Borrower hereby represent and warrants to Administrative Agent and Bank as follows:

     4.1 Reaffirmation of Representations and Warranties: Each representation and warranty of Borrower contained in the Loan Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect (i) to the amendments set forth in Section 1 hereof, (ii) the incurrence by Borrower of the Subordinate Debt, and (iii) the purchase by Borrower of the Williams Interests.

     4.2 Due Authorization; No Conflicts: The execution, delivery and performance by Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision or applicable law or any material agreement binding upon Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of any such Person except Permitted Encumbrances.

     4.3 Enforceable Agreement: This Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     4.4 Related Documents: Borrower has provided to Administrative Agent true and correct copies of the Subordinate Loan Documents and the Williams Purchase Agreement. Each of such documents (a) is in full force and effect, (b) has not been modified or amended in any respect, and (c) represents the complete understanding and agreement of the parties thereto.



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     Section 5.  Miscellaneous.

     5.1 No Defenses. Borrower hereby represents and warrants to Lender that there are no defenses to payment, counterclaims or rights of set-off with respect to the Obligations existing on the date hereof.

     5.2 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends all Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

     5.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     5.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

     5.5 Counterparts. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     5.6 Complete Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     5.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                            BORROWER:

                                            PETROGLYPH ENERGY, INC.,


                                            By:  /s/ ROBERT C. MURDOCK
                                                 ------------------------------
                                                 Robert C. Murdock,
                                                 President

                                            ADMINISTRATIVE AGENT:

                                            THE CHASE MANHATTAN BANK


                                            By:  /s/  STEVE WOOD
                                                 ------------------------------
                                            Name:     Steve Wood
                                            Title:


                                            BANK:

                                            THE CHASE MANHATTAN BANK


                                            By:  /s/  STEVE WOOD
                                                 ------------------------------
                                            Name:     Steve Wood
                                            Title: